UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 14, 2023

Date of Report (Date of earliest event reported)

TRADEUP ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40608	86-1314502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue, 27th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 910-9692

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Warrant	UPTDU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	UPTD	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	UPTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

PIPE Agreement

On September 14, 2023, TradeUP Acquisition Corp. (the “Company” or “UPTD”) entered into subscription agreements (the “Subscription Agreements”) with each of Plentiful Limited, a Samoan limited company (“Plentiful Limited”) and Lianhe World Limited, a company incorporated in the People’s Republic of China (“Lianhe World” and together with Plentiful Limited, the “Investors”) in connection with the proposed transactions contemplated by a certain Agreement and Plan of Merger, dated September 30, 2022 (the “Merger Agreement”) by and among UPTD, Estrella Biopharma, Inc. (“Estrella”) and Tradeup Merger Sub Inc. (such transactions, the “Business Combination”).

Pursuant to the Subscription Agreements, concurrently with the closing of the Business Combination (the “Closing”), each Investor will purchase an aggregate of $5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”) at a price per Share of $10.00. If at the Closing, the volume weighted average price of the Shares as reported on Bloomberg (the “VWAP”) for the fifteen trading days prior to the date of Closing is less than $8.30, then each Investor will be entitled to receive a number of additional Shares equal to (i)(A) 8.30 minus (B) the VWAP at the Closing multiplied by (ii) 100,000.

Within thirty days following the date of the Closing, each Investor will also be entitled to receive 704,819 Shares. Within five days following the date that is 24 months following the Closing (the “24-Month Date”), if the VWAP of the Shares for the fifteen trading days prior to the 24-Month Date (the “24-Month Date VWAP”) is less than $8.30, then each Investor will be entitled to a number of shares equal to (i) (A) 8.30 minus (B) the 24-Month Date VWAP multiplied by (ii) (A) the number of Shares held by the Investor on the 24-Month Date minus (B) the number of Shares acquired by the Investor following the Closing divided by 10.00.

The Company also agreed to file a resale registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register the Shares issued under the Subscription Agreements as soon as reasonably practical. The Company will use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day following receipt of a notice that the SEC will review the Registration Statement and (b) the 10th business day after the Company is notified by the SEC that the Registration Statement will not be reviewed or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). Any failure by the Company to file the Registration Statement or to have the Registration Statement declared effective by the Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file the Registration Statement or to have the Registration Statement declared effective.

The Subscription Agreements are conditioned upon prior or substantially concurrent the Closing and contain customary representations, warranties and agreements by the Company and the Investors, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Subscription Agreements were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the Subscription Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The pro forma stockholders’ equity of the combined company as of June 30, 2023 is approximately $10.9 million, which reflects $10 million in proceeds to be received at Closing pursuant to the transactions described in the Subscription Agreements, $9.75 million in proceeds to be received at Closing in connection with the concurrent sale of 9,750,000 shares of Series A preferred stock of Estrella to certain investors, and redemptions of 671,184 shares of common stock of UPTD made in connection with the Business Combination.

The combined company’s anticipated first date of trading will be in October 2023. Applying an estimated monthly burn rate of approximately $1.2 million for the period of four months from July 1, 2023 to October 31, 2023, the estimated loss for the four months from July 1, 2023 to October 31, 2023 will be approximately $4.7 million, which will result in a pro forma stockholders’ equity of approximately $6.2 million as of October 31, 2023. Accordingly, the resulting pro forma stockholders’ equity as of the anticipated first date of trading of the combined company in October 2023 will be approximately $6.2 million.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the ability of the Company and Estrella to consummate the proposed Business Combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Company’s final prospectus dated July 19, 2021 filed with the SEC (the “Final Prospectus”) related to UPTD’s initial public offering, the Company’s definitive proxy statement (the “Definitive Proxy Statement”) dated July 11, 2023 (the “Definitive Proxy Statement”) related to the Business Combination, its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in other documents filed by the Company with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: Estrella’s or New Estrella’s limited operating history; the ability of Estrella or New Estrella to identify and integrate acquisitions; general economic and market conditions impacting demand for the products and services of Estrella or New Estrella; the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by the Company’s stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; costs related to the proposed transaction; and such other risks and uncertainties as are discussed in the Final Prospectus and the Definitive Proxy Statement. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The Company and Estrella each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s or Estrella’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Business Combination and Where to Find It

The proposed Business Combination has been approved by the board of directors of Estrella and the Company and have been submitted to stockholders of the Company and the stockholders of Estrella for their approval. In connection with such approval, the Company has filed with the SEC a Form S-4, which includes a proxy statement containing information about the proposed Business Combination and the respective businesses of Estrella and the Company, as well as the prospectus relating to the offer of the Company’s securities to be issued to stockholders of Estrella in connection with the completion of the proposed Business Combination (the “proxy statement/prospectus”). The proxy statement/prospectus was declared effective on July 11, 2023, and, on July 11, 2023, the Company commenced the mailing of the Definitive Proxy Statement and other relevant documents to its stockholders as of the record date, June 13, 2023. The Company’s stockholders are urged to read the Definitive Proxy Statement in connection with the proposed Business Combination, as these materials will contain important information about the Company, Estrella and the proposed Business Combination. Stockholders will also be able to obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company, Estrella and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in the Final Prospectus and the Definitive Proxy Statement. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Definitive Proxy Statement.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1*	Subscription Agreement dated September 14, 2023 by and among TradeUP Acquisition Corp. and Plentiful Limited
10.2*	Subscription Agreement dated September 14, 2023 by and among TradeUP Acquisition Corp. and Lianhe World Limited
104	Cover Page Interactive Data File (formatted in Inline XBRL)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Acquisition Corp.

	By:	/s/ Weiguang Yang
	Name:	Weiguang Yang
	Title:	Co-Chief Executive Officer

Date: September 20, 2023

4